UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):

April 4, 2012 (March 9, 2012)

High Plains Gas, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-125068	26-3633813
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1200 East Lincoln St, Gillette, Wyoming

82717

(Address of Principal Executive Offices)

(Zip Code)

Registrant’s telephone number, including area code: (307) 686-5030

____________________________________

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

High Plains Gas, Inc. (“High Plains Gas” or the “Company”) on March 9, 2012 entered into a definitive Securities Purchase Agreement with Tonaquint, Inc. a Utah corporation, to sell a $836,000 10.3% OID secured convertible note.  High Plains Gas received $750,000 in financing through the transaction which the Company intends to utilize to fuel its recent growth.  The Note bears interest at the rate of 6% beginning 180 days after closing, which is payable in cash or shares of common stock at the option of the Company.  The Note is due in 18 months, can be repaid by the Company at any time with a 125% redemption premium, and is convertible into common stock only after 180 days at a fixed price of $.05 per share.   The Note is secured by a discrete list of assets of the Company and Miller Fabrication LLC, its wholly-owned subsidiary.  The Note is also guaranteed by Miller Fabrication, LLC.

In addition, Tonaquint, Inc. received a warrant to purchase shares of High Plains Gas, exercisable for a period of 5 years. The number of shares of common stock issuable under the Warrant is calculated by taking 50% of the amount of the Note with interest divided by $0.10.  The exercise orice of the Warrant is $0.10.

The precise terms of the Secured Convertible Note and Warrant described above are more precisely set forth in the documents attached to this Form 8-K and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

See Item 1.01 above with respect to the sale by High Plains Gas of a secured convertible note and warrant.

The Company issued a related press release attached hereto as Exhibit 99.1.

Item 9.01

Financial Statements and Exhibits

High Plains Gas, Inc. includes by reference the following exhibits:

No.

Description

10.1

Securities Purchase Agreement dated as of March 9, 2012 by and between High Plains Gas, Inc. and Tonaquint, Inc.

10.2

Secured Convertible Promissory Note issued on March 9, 2012 by High Plains Gas, Inc. to Tonaquint, Inc.

10.3

Warrant to Purchase Shares of Tonaquint issued on March 9, 2012 by High Plains Gas, Inc. to Tonaquint, Inc.

10.4

Security Agreement dated as of March 9, 2012 by and among High Plains Gas, Inc., Miller Fabrication, LLC and Tonaquint, Inc.

10.5

Guaranty dated as of March 9, 2012 by and between Miller Fabrication, Inc. and Tonaquint, Inc.

99.1

High Plains Gas, Inc. Press Release issued March 13, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

High Plains Gas, Inc.

Date: March 13, 2012

By:

\s\ Brandon W. Hargett

Name:

Brandon W. Hargett

Title:

Chief Executive Officer, Chief Financial Officer